U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                                  ____________
                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported):  MAY 12, 2004

                              EMERITUS CORPORATION
               (Exact name of registrant as specified in charter)

     WASHINGTON                 1-14012               91-1605464
   (State or other     (Commission File Number)     (IRS Employer
    jurisdiction                                   Identification No.)
  of incorporation)
                              Raymond R. Brandstrom
        Vice President of Finance, Chief Financial Officer, and Secretary
                              Emeritus Corporation
                         3131 Elliott Avenue, Suite 500
                            Seattle, Washington 98121
               (Address of principal executive offices) (Zip Code)

                                 (206) 298-2909
              (Registrant's telephone number, including area code)

ITEM  12.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION

On May 12, 2004, Emeritus Corporation issued a press release announcing its financial results for the fiscal quarter ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

                                    SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               EMERITUS  CORPORATION

                          By:  /s/ Raymond R. Brandstrom
                             ----------------------------
                             Raymond  R.  Brandstrom
                             Vice President of Finance, Chief Financial Officer, and Secretary


Dated:  May  13,  2003